UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2009

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2009, Boyd Gaming Corporation (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2009 and other financial information. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.06.	Material Impairments.

As a consequence of the uncertainty surrounding the Company’s Echelon development on the Las Vegas Strip, the Company tested its joint venture between Echelon Resorts Corporation and Morgans/LV Investment, LLC for impairment and, on October 21, 2009, determined that it would record a $13.5 million noncash, pre-tax impairment charge for the third quarter 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2009	Boyd Gaming Corporation

/S/ JOSH HIRSBERG
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 27, 2009. Also provided in PDF Format as a courtesy.